EXHIBIT 32

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report on Form 10-K of ISC8, Inc. (the “Company”) for the fiscal year ended September 30, 2013 as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, Bill Joll, Chief Executive Officer and President of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: December 23, 2013	/s/ Bill Joll
Bill Joll
Chief Executive Officer and President

A signed original of this written statement required by Section 906 has been provided to ISC8, Inc. and will be retained by ISC8, Inc. and furnished to the SEC or its staff upon request.

    In connection with the Annual Report on Form 10-K of ISC8, Inc. (the “Company”) for the fiscal year ended September 30, 2013 as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, John Vong, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 23, 2013	/s/ John Vong
John Vong
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to ISC8, Inc. and will be retained by ISC8, Inc. and furnished to the SEC or its staff upon request.